Exhibit 99.1

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data
Company Overview
NYSE: ADS
Epsilon Discussion
First Quarter 2011

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Three Businesses. One Focus.
The largest and most comprehensive provider of
transaction-based marketing and loyalty solutions.
These solutions are delivered through three businesses:
Designs and executes
ROI-based marketing
programs that deliver
measurable results
Designs, delivers and
manages a suite of loyalty
marketing programs and
services to profitably
change customer behavior
Drives sales for our clients
by providing marketing
driven branded credit
programs that build
customer loyalty
Private Label
Opportunity: ~$300 Billion Addressable Market
Marketing spend is shifting from traditional mass marketing
 to data-enabled, multi-channel direct marketing
The digital channel spend directed toward transaction-based, ROI solutions:
Strong double-digit growth market | Still less than 10% of $300+ billion prize

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
The Alliance Data End-to-End Solution
Three Platforms, One Model
Strategy/
Creative
Analytics
and Insights
Distribution
Data and
Database
LoyaltyOne | Epsilon | Private Label
Results and
Measurement
Mobile
Direct Mail
In-store
Permission-
based Email
Social Media
On-line
Call Center

Drive incremental shipping revenue

Analyze customer and transaction data collected over the past two years

Target segments offering based on incremental revenue net of reward costs

Multi-channel, multi-wave communication plan includes:

ROI 45% higher than previous NFL campaign

FedEx
GAMETIME
Get the most out of FedEx Game Time.

NFL
NATIONAL FOOTBALL LEAGUE

FedEx®

AllianceData.

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
How We Drive Measurable Results: Epsilon
Using their NFL
sponsorship
Identify goals that
are 1:1 with each
customer
1) Personalized
messaging and
offers on the “Game
Time” website
2) Direct mail
3) Email
4) Targeted banner
ads on other FedEx
sites
5) Sales force
Strategy
Analytics
and Insights
Distribution
Data and
Database
Results and
Measurement

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

Revenue (billions)	$2.5	$2.8	12%	$≥ 3.0	~8%
Adjusted EBITDA (millions)	$717	$823	15%	$≥ 900	~10%
Income from continuing ops per share	$ 2.54	$3.51	38%	$≥ 4.66	~33%
Core EPS	$4.64	$5.86	26%	$≥ 6.75	~15%
2011 Guidance
1 See reconciliation in appendix
Summary
Adjusted
20091
Actual
2010
%
Increase
Guidance
2011
%
Increase

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2011 Free Cash Flow Projection
(in millions, except per share)
Adjusted EBITDA	$900
LoyaltyOne adjustment	50
$950

Private Label funding costs	$(200)
Core interest expense/capital expenditures/cash taxes/regulatory capital	$(350)

Free cash flow	$400
Free cash flow per share	$7.22

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
The Business Model: Units Cycle Differently
Macro
$3.88
The Great Recession
*Excludes infrequently occurring items
Moderate Macro Recovery
2012
2008
2009
2010
2007
2011
Good
Liquidity Crisis
Massive Layoffs
Weakened Consumer Confidence
$4.42
$4.64*
$5.86
Alliance Data
~$8.00
Balanced
Growth Across
All Businesses
LoyaltyOne and Epsilon’s
Performance, Plus Buyback
Outpace Decline in Private Label
Double-digit
Topline Across
All 3 Businesses
EBITDA Growth
Across All 3
Businesses
Balanced
Growth Across
All Businesses
Restored
2007-12
CAGR
16%
Strong Growth and Consistency Regardless of Macro Environment
Strong ADS Performance

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Safe Harbor Statement and
Forward-Looking Statements
 This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us.
 Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act and those discussed in our filings with the Securities and Exchange Commission.

 If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-
 looking statements, whether as a result of new information, future results or otherwise.
 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are
 “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the
Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, core earnings and core earnings per diluted share.
These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of
The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-
GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Appendix

Operations	Change	PurchaseGain	CurrencyLoss	Release	Adjusted

AllianceData.

NYSE: ADS | 1Q2011

©2011 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Adjusted 2009 (MM, except per share)
Loan Loss
Securitization
Divested
Bankruptcy
Bargain
Foreign
Tax Reserve
As Reported
Expense
Funding Costs
Revenue
 LoyaltyOne
715
$

715
$

 Epsilon
514

514

 Private Label
708

404

144

1,256

 Corp
27

-

-

(27)

-

-

-

-

-

1,964
$

404
$

144
$

(27)
$

-
$

-
$

-
$

-
$

2,485
$

Adjusted EBITDA
 LoyaltyOne
201
$

11
$

212
$

 Epsilon
128

128

 Private Label
315

144

(7)

(21)

431

 Corp
(54)

-

-

-

-

-

-

-

(54)

590
$

-
$

144
$

-
$

(7)
$

(21)
$

11
$

-
$

717
$

Income from continuing operations
177
$

(4)
$

(21)
$

7
$

(11)
$

147
$

Income from continuing operations
 per diluted share
3.06
$

(0.09)
$

(0.37)
$

0.14
$

(0.20)
$

2.54
$

Core EPS
5.16
$

(0.09)
$

(0.37)
$

0.14
$

(0.20)
$

4.64
$

Year Ended December 31, 2009